UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 5, 2012

MEDL MOBILE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-166343	80-0194367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18475 Bandilier Circle Fountain Valley, California		92708
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 684-3490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Medl Mobile Holdings, Inc., (“MEDL” or the “Company”) previously filed on December 6, 2012 a Current Report on Form 8-K providing an investor presentation provided to a small number of persons interested in the Company’s business in order to comply with its obligations under Regulation FD to make publicly available the presentation (the "Presentation"). The Presentation included a slide which referred to forward looking information concerning projected revenues that was prepared to facilitate discussions among the Company and certain parties interested in its business, and not for use by other holders or prospective holders of the Company's securities. The Presentation is deemed furnished pursuant to this Form 8-K and not filed.

The Presentation includes financial and other projections that are subject to numerous assumptions, risks and limitations. These projections were prepared using information available at the time they were prepared. In addition, the projections contained in the Presentation reflect numerous estimates and assumptions made by management of the Company with respect to its financial condition, the performance of its business and conditions within its industry, general economic, market and financial conditions and numerous other matters. In addition, the projections contained in the Presentation will be further impacted by restructuring activities related to its “Hang With” business which has only recently been launched in a “beta test” format.

The projections in the Presentation rely on certain assumptions which management believes to be reasonable, but if the assumptions are incorrect, the projections would be inaccurate.  In addition, the projections do not reflect the risk or inability to secure growth capital for the Hang With business or for the Company. The principal assumptions relied upon include the adoption by artists, personalities and entertainers anticipated to be the critical elements that would result in adoption and success and/or failure of the Hang With project, adoption by a targeted user audience, costs associated with design, development, deployment, telecommunications and bandwith costs, revenue from branding and advertisers choosing to be represented on Hang With’s platform, and revenue sharing and similar arrangements.  None of these items are presently known.

These factors are all difficult to predict accurately and in many cases are outside of the Company's control. Consequently, it is likely that actual results will differ from those reflected in the Presentation and such differences may be material. The Company has not made and does not make any representation to any person regarding the Company's future results or how any obligations with respect to Hang With, nor dilution that may be experienced in the event that the Company determines it to be advantageous to fund Hang With on a stand alone basis. Furthermore, the Company is not required to publicly update the Presentation to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Presentation is based are erroneous.

The financial information reflected in the Presentation does not purport to present the Company's financial condition in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company's independent accountants have not audited or performed any review procedures on the information contained in the Presentation. The Presentation includes certain measures that are not measures recognized under GAAP. These measures do not purport to be alternatives to measures presented in accordance with GAAP, and do not purport to be an alternative to Net Income (Loss) as a measure of profitability or cash flows from operations as an alternative to liquidity.  As a result, no reliance should be placed on the projected revenues per quarter or gross profit numbers set forth in the Presentation which presents a hypothetical example of the potential for a business initiative that may not be realized.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K, including the exhibits attached hereto, includes "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company's plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, financing needs, business trends, and other information that is not historical information. When used in this Current Report on Form 8-K, including the exhibits attached hereto, the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "predicts," "forecasts," or future or conditional verbs, such as "will," "should," "could," or "may," and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management's examination of historical operating trends and data are based upon the Company's expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012, under the headings "Business," "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Registration Statement on Form S-1 (File No. 333-180983) filed February 8, 2013 with the SEC available at WWW.SEC.GOV.  The following additional factors may be important to our business: our ability to retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this Current Report on Form 8-K, including the exhibits attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2013

MEDL MOBILE HOLDINGS, INC.

By:	/s/ Andrew Maltin
Name: Andrew Maltin
Title: Chief Executive Officer